UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2018

Commission File Number 001-31921

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	36-3972986 (I.R.S. Employer Identification No.)

9900 West 109th Street
Suite 100
Overland Park, KS 66210
(913) 344-9200
(Address of principal executive offices, zip code and telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01     Entry into a Material Definitive Agreement

On December 5, 2018, Compass Minerals International, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Credit Agreement (the “Credit Agreement”), dated April 20, 2016, among the Company, Compass Minerals Canada Corp., Compass Minerals UK Limited, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto, as amended by the Incremental Amendment, dated September 28, 2016, and by Amendment No. 2, dated September 15, 2017.

The Amendment gives effect to certain amendments to the Credit Agreement, including to (a) the definition of “Consolidated Adjusted EBITDA” to provide for add-backs of up to $50 million through the quarter ending March 31, 2019 relating to the labor strike of unionized employees at the Company’s Goderich Mine that ended on July 16, 2018, (b) permit the Company to sell minority interests in foreign subsidiaries (other than Canadian restricted subsidiaries) and use the proceeds to prepay the term loans, and (c) allow the Company or its restricted subsidiaries to make Restricted Payments (as defined in the Credit Agreement) of up to $100 million per fiscal year or to make prepayments of junior indebtedness of up to the greater of $100 million and 6% of consolidated total assets per fiscal year, in each case, subject to pro forma financial covenant compliance.

The Company has paid certain fees in connection with the Amendment, including a consent fee to each lender approving the Amendment in an amount equal to 0.125% of its respective term loans and revolving commitments under the Credit Agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 and which is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Exhibit Description
10.1
Amendment No. 3, dated December 5, 2018, to the Credit Agreement, dated April 20, 2016, among Compass Minerals International, Inc., Compass Minerals Canada Corp., Compass Minerals UK Limited, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.
Date: December 6, 2018	By:	/s/ James D. Standen
Name: James D. Standen
Title: Chief Financial Officer